                               THIRD AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of the 12th day of June, 1995, by and among PLAINS RESOURCES INC., a Delaware corporation (the "Company"), INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL CORPORATION, as Agent ("Agent"), and the Lenders under the Original Agreement (as defined herein).

                              W I T N E S S E T H:

     WHEREAS, the Company, Agent and Lenders entered into that certain Second Amended and Restated Credit Agreement dated as of February 11, 1994, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of September 15, 1994 and that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of January 25, 1995 (as amended, including any schedules thereto, the "Original Agreement") for the purposes and consideration therein expressed, pursuant to which Lenders became obligated to make loans to the Company as therein provided; and

     WHEREAS, the Company, Agent and Lenders desire to amend the Original Agreement for the purposes described herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                    ARTICLE I. -- Definitions and References

     (S) 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     (S) 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this (S) 1.2.

          "Amendment" means this Third Amendment to Second Amended and Restated Credit Agreement.

          "Amendment Documents" means this Amendment, the Renewal Notes, and the Mortgage Amendments.

          "Credit Agreement" means the Original Agreement as amended hereby.

          "Mortgage Amendments" has the meaning set forth in Section 3.1(iv)(A).

          "Original Mortgage" means that certain Deed of Trust, Mortgage, Assignment, Security Agreement and Fixture Filing dated February 11, 1994 by Calumet Florida, Inc., Stocker Resources, L.P., the Company and Plains Resources Utah Inc. in favor of Agent for the benefit of Lenders, as amended by that certain First Amendment to Deed of Trust, Mortgage, Assignment, Security Agreement and Fixture Filing dated November 1, 1994 and that certain Second Amendment to Deed of Trust, Mortgage, Assignment, Security Agreement and Fixture Filing dated February 6, 1995.

          "Original Notes" means the "Notes" referred to and defined as such in the Original Agreement.

          "Renewal Notes" has the meaning given it in Section 3.1(iii).

                           ARTICLE II. -- Amendments

     (S) 2.1. Definitions. The definitions of "Commitment" and "Revolving Credit Termination Date" set forth in Section 1.01 of the Original Agreement are hereby amended in their entirety to read as follows:

               "Commitment" shall mean the obligation of Lenders to make Loans in an aggregate amount at any one time outstanding up to but not exceeding $65,000,000, as the same may be reduced at any time or from time to time pursuant to Sections 2.03(a), (b) or (c).

               "Revolving Credit Termination Date" shall mean the earlier of (a) June 30, 1996 and (b) the date on which the Commitment is reduced to zero or terminated pursuant to Section 2.03 hereof.

     (S) 2.2. Changes of Commitment. The first sentence of Section 2.03(a) of the Original Agreement is hereby amended in its entirety to read as follows:

               "2.03 Changes of Commitment. (a) The Commitment shall be reduced on July 1, 1996 by $10,000,000; provided, that in the event the principal amount of the Revolving Credit Loans as of July 1, 1996 is less than $65,000,000, then the Commitment shall be reduced on such date by an amount obtained by multiplying such amount by the original principal amount of the Term Loans divided by $65,000,000."

     (S) 2.3. Borrowing Base. The references to "April 1" contained in Section 2.08(b) of the Original Agreement are hereby amended to refer instead to "May 1".

     (S) 2.4. Repayment of Term Loans. Section 3.01(b) of the Original Agreement is hereby amended in its entirety to read as follows:

               "(b) The Company will repay the principal of the Term Loans in eight installments payable on each Quarterly Date beginning July 1, 1996, with the final installment being due and payable on or before April 1, 1998. Each such installment shall be the lesser of (i) the remaining outstanding principal of the Term Loans on such Quarterly Date or (ii) the following amounts:


          Quarterly Date       Principal Due
          --------------       -------------

          October 1, 1996      $10,000,000

          January 1, 1997      $ 6,000,000
          April 1, 1997        $ 6,000,000
          July 1, 1997         $ 6,000,000
          October 1, 1997      $ 6,000,000

          January 1, 1998      $ 6,000,000
          April 1, 1998        $15,000,000

     provided, that in the event the original principal amount of the Term Loans as of the Revolving Credit Termination Date is less than $65,000,000, then each amount set forth above shall be reduced by multiplying such amount by the original principal amount of the Term Loans divided by $65,000,000. In any event all unpaid principal and interest shall be due and payable in full on the final maturity of April 1, 1998. As set forth in Section 2.07(c), all optional and mandatory prepayments made on the Term Loans shall be applied to the scheduled installments in inverse order of their maturity."

     (S) 2.5. Taxes. The first sentence of Section 8.09 of the Original Agreement is hereby amended in its entirety to read as follows:

               "8.09 Taxes. Except as disclosed to Agent and Lenders as set forth in Schedule 8.09, the United States Federal income tax returns of the Company, its subsidiaries and the Partnerships have never been examined."

     (S) 2.6.  Investments in Stocker Resources, Inc. and Calumet Florida Inc.
Section 9.10(c) of the Original Agreement is hereby amended in part by deleting the period at the end thereof and inserting the following clause at the end thereof:

     ", and (3) so long as no Default shall have occurred and be continuing or would exist after giving effect thereto, the Company may make Investments without limitation in Stocker Resources, Inc. and Calumet Florida Inc."

     (S) 2.7. Ownership of PMCT. Lenders hereby consent to the transfer of ownership of PMCT, currently a direct, wholly-owned Subsidiary of Plains Marketing, to the Company, resulting in PMCT being a direct, wholly-owned Subsidiary of the Company, and waive any Default or Event of Default arising from such transfer.

     (S) 2.8. Borrowing Base. Lenders hereby designate the Borrowing Base as $65,000,000, effective for the period beginning on the date hereof, and continuing until but not including the next date as of which the Borrowing Base is redetermined.

                  ARTICLE III. -- Conditions of Effectiveness

     (S) 3.1. Effective Date. This Amendment shall become effective as of the date first above written when and only when (i) Agent shall have received, at Agent's office, a counterpart of this Amendment executed and delivered by the Company and Majority Lenders, (ii) the Company shall have paid to Agent for the account of each Lender according to its Percentage Share a facility increase fee in the aggregate amount of $62,500, (iii) the Company shall have issued and delivered to each Lender a promissory note with appropriate insertions in the form attached hereto as Exhibit A payable to the order of such Lender on or before April 1, 1998 (collectively, the "Renewal Notes"), duly executed on behalf of the Company, dated the date hereof, and expressly renewing, extending and increasing, but not novating or extinguishing, such Lender's Original Note, and (iv) Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Agent:

          (A) Mortgage Amendments. A Third Amendment to Deed of Trust, Mortgage, Assignment, Security Agreement and Fixture Filing among Calumet Florida, Inc., Stocker Resources, L.P., the Company and Agent, for the benefit of Lenders, amending the Original Mortgage, and a First Amendment to Mortgage, Assignment, Security Agreement and Fixture Filing between the Company and Agent, for the benefit of Lenders, amending that certain Mortgage, Assignment, Security Agreement and Fixture Filing dated March 20, 1995 by the Company in favor of Agent, for the benefit of Lenders (collectively, the "Mortgage Amendments").

          (B) Opinions of Counsel for the Company. A written opinion of (I) Michael Patterson, Esq., counsel for the Company, dated as of the date of this Amendment, addressed to Agent and Lenders, to the effect that the Amendment Documents have been duly authorized, executed and delivered by the Company and the Subsidiary Guarantors, and (II) Messrs. Fulbright & Jaworski, counsel for the Company, dated as of the date of this Amendment, addressed to Agent and Lenders, to the effect that the Credit Agreement and the Notes constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws and to general principles of equity) and that the New York choice of law provisions contained therein are enforceable under Texas law.

          (C) Officer's Certificate. A certificate of a duly authorized officer of the Company to the effect that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the date thereof.

          (D) Supporting Documents. (I) A certificate of the Secretary of the Company dated the date of this Amendment certifying that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of the Amendment Documents and certifying the names and true signatures of the officers of the Company authorized to sign the Amendment Documents and (II) such supporting documents as Agent may reasonably request.

                 ARTICLE IV. -- Representations and Warranties

     (S) 4.1. Representations and Warranties of the Company. In order to induce Agent and Lenders to enter into this Amendment, the Company represents and warrants to Agent and Lenders that:

          (a) The representations and warranties contained in Section 8 of the Original Agreement, are true and correct at and as of the time of the effectiveness hereof.

          (b) The Company and the Subsidiaries are duly authorized to execute and deliver this Amendment and the other Amendment Documents and the Company is and will continue to be duly authorized to borrow and perform its obligations under the Credit Agreement. The Company and the Subsidiaries have duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents and to authorize the performance of their respective obligations thereunder.

          (c) The execution and delivery by the Company and the Subsidiaries of this Amendment and the other Amendment Documents, the performance by the Company and the Subsidiaries of their respective obligations thereunder and the consummation of the transactions contemplated thereby do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate or articles of incorporation and bylaws of the Company or any Subsidiary, or of any material agreement, judgment, license, order or permit applicable to or binding upon the Company or any Subsidiary, or result in the creation of any lien, charge or encumbrance upon any assets or properties of the Company or any Subsidiary, except in favor of Agent for the benefit of Lenders. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by the Company or any Subsidiary of this Amendment or any other Amendment Document or to consummate the transactions contemplated thereby.

          (d) When this Amendment and the other Amendment Documents have been duly executed and delivered, each of the Basic Documents, as amended by this Amendment and the other Amendment Documents, will be a legal and binding instrument and agreement of the Company and the Subsidiaries to the extent it is a party thereto, enforceable in accordance with its terms, (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency and similar laws applicable to creditors' rights generally and to general principles of equity).

                          ARTICLE V. -- Miscellaneous

     (S) 5.1. Ratification of Agreements. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Basic Documents, as they may be amended or affected by this Amendment and/or the other Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Basic Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Basic Document nor constitute a waiver of any provision of the Credit Agreement or any other Basic Document.

     (S) 5.2. Ratification of Security Documents. The Company, Agent and Lenders each acknowledge and agree that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes are Obligations and is secured indebtedness under, and is secured by, each and every Security Document to which the Company is a party. The Company hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of the Company described as collateral in any Security Document.

     (S) 5.3. Survival of Agreements. All representations, warranties, covenants and agreements of the Company herein and in the other Amendment Documents shall survive the execution and delivery of this Amendment and the other Amendment Documents and the performance hereof and thereof, including without limitation the making or granting of each Loan, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by the Company or any Subsidiary hereunder, under the other Amendment Documents or under the Credit Agreement to Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, the Company under this Amendment and under the Credit Agreement.

     (S) 5.4. Basic Documents. This Amendment and each of the other Amendment Documents is a Basic Document, and all provisions in the Credit Agreement pertaining to Basic Documents apply hereto and thereto.

     (S) 5.5. GOVERNING LAW. THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.

     (S) 5.6. Counterparts. This Amendment and each of the other Amendment Documents may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment or Amendment Document, as the case may be.

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.


                              PLAINS RESOURCES INC.


                              By: /s/ PHILLIP D. KRAMER
                                  ---------------------------------------
                                  Phillip D. Kramer
                                  Vice President and Treasurer


                              INTERNATIONALE NEDERLANDEN (U.S.)
                              CAPITAL CORPORATION, individually as a
                              Lender and as Agent


                              By: /s/ CHRISTOPHER R. WAGNER
                                  ---------------------------------------
                                  Christopher R. Wagner, Senior Associate


                              THE FIRST NATIONAL BANK OF BOSTON,
                              Lender


                              By: /s/ GEORGE W. PASSELA
                                  ---------------------------------------
                                  George W. Passela, Managing Director

                              DEN NORSKE BANK AS, Lender



                              By: /s/ NELVIN FARSTAD
                                  ---------------------------------------
                                   Name: Nelvin Farstad
                                  Title: Senior Vice President

                              By: /s/ FRAN MEYERS
                                  ---------------------------------------
                                   Name: Fran Meyers
                                  Title: Vice President


                              FIRST INTERSTATE BANK OF TEXAS, N.A.,
                              Lender


                              By: /s/ ANN M. RHOADS
                                  ---------------------------------------
                                  Ann M. Rhoads, Vice President


                              TEXAS COMMERCE BANK NATIONAL
                              ASSOCIATION, Lender


                              By: /s/ JAMES MCBRIDE
                                  ---------------------------------------
                                  James McBride, Senior Vice President

                             CONSENT AND AGREEMENT

     Each of the undersigned Subsidiary Guarantors hereby consents to the provisions of this Amendment and the transactions contemplated herein and hereby
(i) acknowledge and agree that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes and the Renewal Notes are Obligations and is secured indebtedness under, and is secured by, each and every Security Document to which it is a party, (ii) re-pledges, re-grants and re-assigns a security interest in and lien on all of its assets described as collateral in any Security Document and (iii) ratifies and confirms its Amended and Restated Guaranty dated February 11, 1994 made by it for the benefit of Agent and Lenders, expressly acknowledges and agrees that such Subsidiary Guarantor guarantees all indebtedness, liabilities and obligations arising under or in connection with the Notes and the Renewal Notes pursuant to the terms of such Amended and Restated Guaranty, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                              CALUMET FLORIDA, INC.
                               a Delaware corporation

                              By: /s/ PHILLIP D. KRAMER
                                  ---------------------------------------
                                  Phillip D. Kramer, Vice President


                              PLAINS LIQUIDS TRANSPORT INC.,
                               a Delaware corporation

                              By: /s/ PHILLIP D. KRAMER
                                  ---------------------------------------
                                  Phillip D. Kramer, Vice President


                              PLAINS MARKETING & TRANSPORTATION
                              INC.,
                               a Delaware corporation

                              By: /s/ PHILLIP D. KRAMER
                                  ---------------------------------------
                                  Phillip D. Kramer, Vice President


                              PLAINS RESOURCES INTERNATIONAL INC.,
                               a Delaware corporation

                              By: /s/ PHILLIP D. KRAMER
                                  ---------------------------------------
                                  Phillip D. Kramer, Vice President

                              PLAINS TERMINAL & TRANSFER
                              CORPORATION,
                               a Delaware corporation

                              By: /s/ PHILLIP D. KRAMER
                                  ---------------------------------------
                                  Phillip D. Kramer, Vice President


                              PRI PRODUCING INC.,
                               a Delaware corporation

                              By: /s/ PHILLIP D. KRAMER
                                  ---------------------------------------
                                  Phillip D. Kramer, Vice President


                              PLX CRUDE LINES INC.,
                               a Delaware corporation

                              By: /s/ PHILLIP D. KRAMER
                                  ---------------------------------------
                                  Phillip D. Kramer, Vice President


                              STOCKER RESOURCES, INC.,
                               a California corporation

                              By: /s/ PHILLIP D. KRAMER
                                  ---------------------------------------
                                  Phillip D. Kramer, Vice President


                              STOCKER RESOURCES, L.P.,
                               a California limited partnership

                              By:   Stocker Resources, Inc.,
                                    its General Partner

                              By: /s/ PHILLIP D. KRAMER
                                  ---------------------------------------
                                  Phillip D. Kramer, Vice President

                                                                       EXHIBIT A


                                PROMISSORY NOTE

$13,000,000                                                        June 12, 1995
                                                              New York, New York

     FOR VALUE RECEIVED, PLAINS RESOURCES INC., a Delaware corporation (the "COMPANY"), hereby promises to pay to __________________________________________________, a
________________________________________ ("LENDER"), at the principal offices of
Agent at 135 East 57th Street, New York, NY 10022, the principal sum of THIRTEEN MILLION DOLLARS ($13,000,000) (or such lesser amount as made by Lender to the Company under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

     The final maturity date of this Note is April 1, 1998.

     The date, amount, Type, interest rate, and duration of Interest Period (if applicable) of each Loan made by Lender to the Company, and each payment made on account of the principal thereof, shall be recorded by Lender on its books and, prior to any transfer of this Note, endorsed by Lender on the schedule attached hereto or any continuation thereof.

     This Note is one of the Notes referred to in the Second Amended and Restated Credit Agreement dated February 11, 1994, as amended by a First Amendment to Second Amended and Restated Credit Agreement dated September 15, 1994, a Second Amendment to Second Amended and Restated Credit Agreement dated January 25, 1995 and a Third Amendment to Second Amended and Restated Credit Agreement of even date herewith (as amended, modified and supplemented and in effect from time to time, the "CREDIT AGREEMENT") between the Company, Internationale Nederlanden (U.S.) Capital Corporation ("INCC"), individually and as Agent, and the lenders named therein, and evidences Loans made by Lender thereunder and is given in partial renewal, extension and increase of, and not in extinguishment or novation of, those certain Promissory Notes dated September 15, 1994 made by the Company to Lender and others in the aggregate principal face amount of $55,000,000, which renewed and extended, but did not extinguish or novate, that certain Promissory Note dated February 11, 1994 made by the Company to INCC in the principal face amount of $55,000,000, which renewed and extended, but did not extinguish or novate, that certain Promissory Note dated November 2, 1993 made by the Company to INCC in the principal face amount of $55,000,000, which renewed and extended, but did not extinguish or novate, that certain Promissory Note dated June 5, 1992 made by the Company to Internationale Nederlanden Bank N.V. (the "BANK"), and now to Lender, as assignee of the Bank, in the principal face amount of $55,000,000, which renewed and extended, but did not extinguish or novate, that certain Promissory Note dated February 28, 1991 made by the

Company to the Bank in the principal face amount of $40,000,000. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

     The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.

     Except as permitted by Section 11.06(b) of the Credit Agreement, this Note may not be assigned by Lender to any other Person.

     This Note shall be governed by, and construed and enforced in accordance with, the law of the State of New York.

                                      PLAINS RESOURCES INC.


                                      By:_______________________________
                                         Phillip D. Kramer
                                         Vice President and Treasurer

                               SCHEDULE OF LOANS

     This Note evidences Loans made, Continued or Converted under the within-described Credit Agreement to the Company, on the dates, in the principal amounts, of the Types, bearing interest at the rates, and having Interest Periods (if applicable) of the durations set forth below, subject to the payments, Continuations, Conversions and prepayments of principal set forth below:


                                                   Amount
   Date                                             Paid,
   Made,     Principal                  Duration  Prepaid,
 Continued    Amount    Type               of     Continued   Unpaid
    or          of       of   Interest  Interest     or      Principal  Notation
 Converted     Loan     Loan    Rate     Period   Converted   Amount    Made By
-----------  ---------  ----  --------  --------  ---------  ---------  --------